Pension Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Components of net periodic benefit cost
Service cost	$ 351	$ 357
Interest cost	172	179
Expected return on plan assets	(258)	(227)
Amortization of prior service cost	15	15
Amortization of net loss	158	154
Net periodic benefit cost	$ 438	$ 478